UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2015

Date of reporting period:	September 1, 2014 – February 28, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGEAX

Putnam Global Energy Fund

Semiannual report 2|28|15

A world of investing.®

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of energy companies worldwide.

Putnam
Global Energy
Fund

Semiannual report
2 | 28 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Financial statements	16

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The energy industries may be affected by fluctuations in energy prices, energy conservation, exploration and production spending, government regulations, weather, world events, and economic conditions. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Conditions for investors in early 2015 offer reasons for both optimism and a degree of caution. After losing ground at the start of the year, many stock markets around the world have delivered positive results, but not without some volatility. Markets in the United States, Europe, and Japan have hit record or multiyear highs. An improving U.S. economy, global economic data, and the accommodative policies of several central banks provide sources of confidence.

The European Central Bank’s asset-purchase program, begun in early March, seeks to stimulate growth and combat the eurozone’s deflation risk. Investors have responded by sending European equities to record highs. Meanwhile, the U.S. Federal Reserve has stated that it will be patient in raising interest rates, while also acknowledging the nation’s strengthening economic recovery.

In the United States, the unemployment rate has dropped, while the nation’s gross domestic product has expanded for three consecutive quarters. Europe’s gross domestic product expanded by 0.3% in the fourth quarter of 2014 from the third quarter, and a weaker euro has boosted the competitiveness of the region.

In today’s environment, investors should consider a range of investment opportunities. An example would be Putnam’s new ways of thinking, which integrate innovative investment ideas into time-tested, traditional strategies. Our experienced equity and fixed-income teams invest across many asset classes and pursue flexible strategies that seek out opportunities for growth or income while being mindful of risk. We also believe that it is important to rely on the counsel of your financial advisor, who can help your portfolio match your individual goals and tolerance for risk.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

April 13, 2015

About the fund

Pursuing growth opportunities in energy companies worldwide

The global energy market is a dynamic sector, shaped by the ever-changing balance of geopolitical stability, technological development, and economic growth.

Under normal circumstances, Putnam Global Energy Fund invests at least 80% of its net assets in securities of companies in the energy industries. The fund's portfolio manager looks for companies around the world that can profit from the global demand for energy.

The fund's portfolio may include companies engaged in the exploration and production of oil and gas, contractors or owners of drilling rigs, manufacturers of drilling equipment, and providers of supplies and services to oil and gas companies. Fund holdings may also include coal-mining and production companies, oil-refining companies, and businesses that store and transport oil and gas.

While the fund's manager focuses primarily on large and midsize companies, the fund has the flexibility to invest in businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations.

To help temper volatility, the fund's manager seeks to diversify the portfolio — geographically and by industry — and to invest with a long-term view, looking for stocks that can help investors build wealth over time. The manager's disciplined investment process includes analyzing each stock's valuation as well as the company's financial strength, competitive positioning, earnings, and cash flow. He conducts his intensive fundamental research with support from analysts in Putnam's Global Equity Research group.

Developments and events that have affected the energy sector

1980	1985	1990	2008	2010	2014
Average U.S. gas price (8/80) is $1.26/gallon	Saudis raise oil production from 2 million to 5 million barrels per day	Iraq invades Kuwait, triggering a jump in oil prices	Oil hits record high of $147 per barrel	Deepwater Horizon oil spill is worst in U.S. history	Oil prices plunge by 50% as global demand decreases and North American output soars

The fund's 2008 inception post-dates many of these developments.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam's sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds' managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund
A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund
Retail, hotels, restaurants, media, food and beverages

Global Energy Fund
Oil and gas, energy equipment and services

Global Financials Fund
Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund
Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund
Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund
Metals, chemicals, oil and gas, forest products

Global Technology Fund
Software, computers, Internet services

Global Telecommunications Fund
Diversified and wireless telecommunications services

Global Utilities Fund
Electric, gas, and water utilities

2 Global Energy Fund

Global Energy Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 2/28/15

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*Returns for the six-month period are not annualized, but cumulative.

4     Global Energy Fund

Interview with your fund’s portfolio manager

Greg Kelly

Oil prices fell sharply during the past six months. Can you describe the investing conditions in the energy sector during the reporting period ended February 28, 2015?

The trends for the market and for the energy sector were extremely bifurcated during the six-month period. On one hand, U.S. economic data continued to be generally supportive and helped to propel the S&P 500 Index to new all-time highs. In Europe, the expectation of quantitative easing by the European Central Bank led many key European equity indices to new all-time highs as well. The strength of the U.S. dollar provided another boost to the outlook for growth outside the United States.

On the other hand, the energy sector was very challenged as crude oil markets went into modest oversupply. In addition, when the Organization of Petroleum Exporting Countries [OPEC] on November 29 chose not to cut production, the oversupply situation persisted. During the six-month period, crude oil prices fell nearly 50%. Beyond the deflation in most commodity cost curves brought on by lower energy prices, capital expenditure-led supply growth in industrial metals caused most commodities to trade to 52-week-lows during the period. In this environment, the MSCI World Energy Index [ND] fell 20.95%.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/15. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Global Energy Fund     5

What trends occurred in the sector during the period?

Rising inventories, OPEC’s decision to hold production flat, and the subsequent oil price decline were the dominant sector trends. The combination of accelerating onshore U.S. shale production and softer demand in China and Europe meant that the non-OPEC oil supply began to outstrip global demand by one million barrels per day in 2014. The decision by OPEC at its November meeting accelerated the price decline, as rising inventories pressured spot prices and suddenly produced a condition in which future prices were higher than current prices, which caused stress in the spot market.

In response, oil producers have dramatically curtailed capital spending plans. The U.S. onshore rig count has fallen by 40% since November. Major oil companies have announced material cuts to exploration and other discretionary spending for 2015, which we believe is likely to set up a modest recovery in spot crude prices in 2016 and 2017.

In the near term, we expect U.S. oil production to decline in order for the supply and demand to balance in late 2015. However, looking into 2016 and beyond, we believe U.S. production will become the primary engine contributing to global supply, because offshore deepwater developments will not be sanctioned. We also believe that U.S. onshore developments will be competitively positioned due to their low upfront capital commitments and their ability to scale up and down rapidly depending on the oil price. They also have a stable government and taxation regime. As a result, we believe the price of oil is going to be capped by the marginal cost of U.S. shale oil production, which is approximately $65 to $70 per barrel. Eventually, the price will need to move

Global composition

Allocations are shown as a percentage of the fund’s net assets as of 2/28/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time. The cash and net other assets category may show a negative market value percentage as a result of the timing of trade-date settlement-date transactions.

6     Global Energy Fund

“In the near term, we expect U.S. oil
production to decline in order for
supply and demand to balance in late
2015.”

Greg Kelly

back toward triple digits to provide incentives for new offshore developments, but we believe that point is several years away.

How does your revised sector outlook influence your investment strategy?

We have modified our investment posture and corresponding holdings in several ways. First, our services holdings were focused on U.S. onshore production opportunities, meaning that we have shifted even further away from offshore producers. Second, our holdings of producers have been focused on the lowest cost suppliers, both in the United States and overseas. Finally, we continue to own a number of equities that we think will benefit from the advent of U.S. liquefied natural gas [LNG] exports.

Which specific holdings helped performance?

Our top two contributors during the period were levered to the growth of U.S. LNG exports. Gaztransport Et Technigaz SA [GTT], which has a 90% market share of LNG containers in large seaborne carriers, continued to build on its success in signing contracts for new equipment. Cheniere Energy, which owns the Sabine Pass and Corpus Christi LNG export facilities in Louisiana and Texas, respectively, continued to make solid progress in the construction of these facilities and offtake agreements. The portfolio continued to hold both GTT and Cheniere at period end.

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/15. Short-term investments and derivatives, if any, are excluded. Holdings will vary over time.

Global Energy Fund     7

Which holdings detracted from performance?

The primary detractor from the fund’s performance versus the benchmark was EP Energy, a high-cost and highly levered exploration company focused on the Eagle Ford basin. Due to the combination of its high cost of production and significant debt load, the company’s stock declined in value. At period end, the fund no longer owned EP Energy given our long-term oil price view.

Another key detractor was Genel Energy. The ISIS invasion of Iraq has hurt investor sentiment regarding all producers in the Kurdish region of Iraq. However, the company’s production remains safe and secure, and we expect that when the conflict ends, the value in these low-cost production assets will be appreciated by the market, and so the portfolio continued to own Genel.

An underweight to Exxon Mobil relative to the benchmark hurt the fund’s performance versus the index, as the company benefited from investors migrating into its perceived safety. Given the challenges the company faces in maintaining production while funding its dividend, we decided to maintain the position as an underweight, although not to the same extent as previously.

What is your outlook for the sector and the economy?

We have seen companies respond to lower oil prices by reducing capital expenditures, as measured by the fall in U.S. rig count, at a faster pace during this sector downturn than during prior cycles. Fewer rigs, combined with a high early decline in shale oil wells, should cause U.S. production growth to slow and then to begin to fall by the second half of 2015. We also believe that slower production

Comparison of top industry weightings

This chart shows how the fund's top weightings have changed over the past six months. Allocations are shown as a percentage of the fund's net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Global Energy Fund

growth outside of OPEC countries, stable OPEC production, and growth in demand for oil globally at the rate of one million barrels per day, should bring the oil market back into balance by year-end. Without a reacceleration in supply, markets would be in deficit in 2016. By that time, our analysis of the impact of likely industry cost inflation and improved efficiency of new wells suggests that oil prices will need to rise from current levels to bring on required supply. In the interim, we expect a pickup in consolidation among exploration and production companies. U.S. onshore producers should be a focus of merger-and-acquisition activity. This is because U.S. onshore producers face fewer risks in terms of geological and geopolitical conditions. They also benefit from a better-established midstream infrastructure.

For the economy broadly, we remain concerned about the pace of growth in the Chinese economy and the coincident spillover into other emerging markets. We are optimistic regarding the prospects for a tempered European recovery and hopeful that a continued recovery in the U.S. housing market and non-residential construction market can contribute to extending the current U.S. economic expansion.

Thank you, Greg, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Greg Kelly has an A.B. from Georgetown University. He joined Putnam in 2012 and has been in the investment industry since 1999.

IN THE NEWS

The U.S. dollar showed continued strength in early March — climbing to a nearly 12-year high against the euro. A strengthening greenback supports consumer spending, with expected gains in the U.S. retail and travel sectors. At the same time, U.S.-based companies with global operations, such as those in pharmaceuticals and consumer electronics, may start earning less from international sales. German industrials, on the other hand, have taken advantage of a 17% decline in the euro in an effort to make prices more competitive. In 2014, sales from German manufacturers rose 11% in China and 6.5% in the United States, according to Germany’s federal statistical office Destatis. For 2015, the German machine tool industry expects another 3% boost in total production output. However, many countries in the 19-nation eurozone continue to cope with stagnation and high unemployment rates, which are up to 25% in Greece and Spain. To combat deflation, the European Central Bank implemented a €60 billion per-month bond repurchase program, which began in early March. However, these quantitative easing policies are likely to sustain currency weakness in many European economies.

Global Energy Fund     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	32.20%	24.60%	26.19%	26.19%	26.18%	26.18%	28.17%	23.68%	30.20%	34.20%
Annual average	4.61	3.61	3.83	3.83	3.83	3.83	4.09	3.49	4.35	4.86
5 years	7.67	1.48	3.70	2.00	3.68	3.68	5.08	1.40	6.33	9.03
Annual average	1.49	0.29	0.73	0.40	0.73	0.73	1.00	0.28	1.24	1.74
3 years	–14.14	–19.08	–16.08	–18.31	–16.08	–16.08	–15.43	–18.39	–14.78	–13.54
Annual average	–4.95	–6.81	–5.68	–6.52	–5.68	–5.68	–5.43	–6.55	–5.19	–4.74
1 year	–20.58	–25.15	–21.18	–24.67	–21.18	–21.88	–20.99	–23.76	–20.80	–20.41
6 months	–29.87	–33.90	–30.11	–33.21	–30.11	–30.73	–30.04	–32.49	–29.95	–29.83

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

10     Global Energy Fund

Comparative index returns For periods ended 2/28/15

MSCI World Energy Index (ND)
Life of fund	49.84%
Annual average	6.75
5 years	25.20
Annual average	4.60
3 years	–2.16
Annual average	–0.72
1 year	–11.63
6 months	–20.95

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 2/28/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	1		1	1	1		1	1
Income	—		—	—	—		—	—
Capital gains
Long-term gains	$0.714		$0.714	$0.714	$0.714		$0.714	$0.714
Short-term gains	0.635		0.635	0.635	0.635		0.635	0.635
Total	$1.349		$1.349	$1.349	$1.349		$1.349	$1.349
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
8/31/14	$16.59	$17.60	$16.33	$16.33	$16.50	$17.10	$16.45	$16.65
2/28/15	10.33	10.96	10.11	10.11	10.24	10.61	10.22	10.38

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Global Energy Fund     11

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	26.95%	19.65%	21.07%	21.07%	21.19%	21.19%	23.04%	18.73%	24.98%	29.03%
Annual average	3.87	2.90	3.09	3.09	3.11	3.11	3.35	2.77	3.61	4.14
5 years	–1.38	–7.05	–5.06	–6.62	–4.98	–4.98	–3.82	–7.18	–2.65	–0.10
Annual average	–0.28	–1.45	–1.03	–1.36	–1.02	–1.02	–0.78	–1.48	–0.54	–0.02
3 years	–13.65	–18.62	–15.64	–17.88	–15.56	–15.56	–14.96	–17.93	–14.32	–12.96
Annual average	–4.77	–6.64	–5.51	–6.36	–5.48	–5.48	–5.26	–6.38	–5.02	–4.52
1 year	–25.56	–29.84	–26.16	–29.43	–26.09	–26.74	–25.93	–28.52	–25.82	–25.36
6 months	–26.30	–30.54	–26.61	–29.86	–26.53	–27.19	–26.47	–29.04	–26.41	–26.19

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Net expenses for the fiscal year ended 8/31/14*	1.31%	2.06%	2.06%	1.81%	1.56%	1.06%
Total annual operating expenses for the fiscal year ended 8/31/14	1.72%	2.47%	2.47%	2.22%	1.97%	1.47%
Annualized expense ratio for the six-month period ended 2/28/15	1.28%	2.03%	2.03%	1.78%	1.53%	1.03%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/15.

12     Global Energy Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2014, to February 28, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.40	$8.55	$8.55	$7.50	$6.45	$4.35
Ending value (after expenses)	$701.30	$698.90	$698.90	$699.60	$700.50	$701.70

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2015, use the following calculation method. To find the value of your investment on September 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$6.41	$10.14	$10.14	$8.90	$7.65	$5.16
Ending value (after expenses)	$1,018.45	$1,014.73	$1,014.73	$1,015.97	$1,017.21	$1,019.69

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Global Energy Fund     13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Energy Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the energy sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14     Global Energy Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2015, Putnam employees had approximately $499,000,000 and the Trustees had approximately $142,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Energy Fund     15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16     Global Energy Fund

The fund’s portfolio 2/28/15 (Unaudited)

COMMON STOCKS (98.7%)*	Shares	Value
Electrical equipment (0.7%)
SolarCity Corp. † S	4,300	$220,848
		220,848
Energy equipment and services (9.5%)
Baker Hughes, Inc.	12,400	775,124
Halliburton Co.	20,000	858,800
Schlumberger, Ltd.	15,000	1,262,400
		2,896,324
Gas utilities (1.1%)
China Resources Gas Group, Ltd. (China)	136,000	336,569
		336,569
Independent power and renewable electricity producers (1.0%)
NRG Energy, Inc.	12,400	297,352
		297,352
Metals and mining (0.9%)
Hi-Crush Partners LP (Units)	8,001	291,156
		291,156
Oil, gas, and consumable fuels (82.8%)
Anadarko Petroleum Corp.	10,400	875,992
Antero Resources Corp. † S	8,400	331,380
BG Group PLC (United Kingdom)	59,513	880,203
Cabot Oil & Gas Corp.	22,000	638,000
Cairn Energy PLC (United Kingdom) †	199,181	625,774
Cheniere Energy, Inc. †	14,200	1,144,946
Concho Resources, Inc. †	1,600	174,272
CONSOL Energy, Inc.	6,100	196,420
Devon Energy Corp.	10,500	646,695
Diamondback Energy, Inc. †	2,600	185,146
EnCana Corp. (Canada)	26,100	340,108
ENI SpA (Italy)	20,556	383,693
EOG Resources, Inc.	25,700	2,305,804
Exxon Mobil Corp.	44,120	3,906,385
Gaztransport Et Technigaz SA (France)	24,543	1,509,743
Genel Energy PLC (United Kingdom) †	220,632	1,987,534
Gulfport Energy Corp. †	13,300	609,273
Kinder Morgan, Inc.	20,500	840,705
MarkWest Energy Partners LP	24,800	1,610,760
Oryx Petroleum Corp., Ltd. (Canada) †	60,300	188,603
Petroleo Brasileiro SA ADR (Brazil)	104,000	689,520
Plains All American Pipeline LP	18,267	911,341
Royal Dutch Shell PLC Class A (United Kingdom)	16,277	532,238
Scorpio Tankers, Inc.	32,600	282,316
Suncor Energy, Inc. (Canada)	11,900	357,257
Total SA (France)	43,167	2,330,042
Whiting Petroleum Corp. †	10,842	366,785
Williams Cos., Inc. (The)	9,000	441,360
		25,292,295
Paper and forest products (0.4%)
Boise Cascade Co. †	3,500	124,635
		124,635

Global Energy Fund     17

COMMON STOCKS (98.7%)* cont.	Shares	Value
Semiconductors and semiconductor equipment (2.3%)
Canadian Solar, Inc. (Canada) †	11,800	$349,575
SunEdison, Inc. †	16,100	356,454
		706,029
Total common stocks (cost $30,774,618)		$30,165,208

SHORT-TERM INVESTMENTS (3.3%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 0.20% [d]	492,850	$492,850
Putnam Short Term Investment Fund 0.10% L	525,629	525,629
Total short-term investments (cost $1,018,479)		$1,018,479

TOTAL INVESTMENTS
Total investments (cost $31,793,097)	$31,183,687

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2014 through February 28, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $30,560,730.
†	This security is non-income-producing.
[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $95,252 to cover certain derivative contracts.

DIVERSIFICATION BY COUNTRY ⌂
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	65.8%
United Kingdom	13.1
France	12.5
Canada	4.0
Brazil	2.2
Italy	1.3
China	1.1
Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

18     Global Energy Fund

FORWARD CURRENCY CONTRACTS at 2/28/15 (aggregate face value $11,853,586) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	4/15/15	$415,543	$428,207	$(12,664)
Barclays Bank PLC
	Canadian Dollar	Buy	4/15/15	290,754	291,995	(1,241)
	Japanese Yen	Buy	5/20/15	193,827	197,108	(3,281)
	Swiss Franc	Buy	3/18/15	482,465	477,794	4,671
Citibank, N.A.
	Canadian Dollar	Buy	4/15/15	115,919	116,448	(529)
	Euro	Sell	3/18/15	187,809	163,772	(24,037)
Credit Suisse International
	Australian Dollar	Buy	4/15/15	59,007	61,451	(2,444)
	British Pound	Buy	3/18/15	549,707	544,363	5,344
	Canadian Dollar	Buy	4/15/15	206,174	218,363	(12,189)
	Euro	Buy	3/18/15	121,326	135,518	(14,192)
	Japanese Yen	Buy	5/20/15	22,214	22,600	(386)
	Norwegian Krone	Buy	3/18/15	125,203	100,867	24,336
	Swiss Franc	Buy	3/18/15	34,319	33,984	335
Deutsche Bank AG
	Australian Dollar	Sell	4/15/15	20,891	21,495	604
	British Pound	Buy	3/18/15	554,339	556,094	(1,755)
	Euro	Sell	3/18/15	139,680	152,655	12,975
Goldman Sachs International
	British Pound	Sell	3/18/15	363,850	370,912	7,062
	Canadian Dollar	Sell	4/15/15	271,571	269,631	(1,940)
	Euro	Sell	3/18/15	424,971	475,884	50,913
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/15/15	78,338	77,961	377
	British Pound	Sell	3/18/15	938,870	955,532	16,662
	Canadian Dollar	Buy	4/15/15	690,631	731,483	(40,852)
	Euro	Buy	3/18/15	146,843	164,007	(17,164)
	Japanese Yen	Sell	5/20/15	448,022	455,632	7,610
JPMorgan Chase Bank N.A.
	British Pound	Buy	3/18/15	376,660	374,308	2,352
	Canadian Dollar	Buy	4/15/15	560,323	593,764	(33,441)
	Euro	Sell	3/18/15	784,363	831,436	47,073
	Norwegian Krone	Sell	3/18/15	38,636	61,228	22,592
	Swedish Krona	Buy	3/18/15	28,995	32,590	(3,595)
	Swiss Franc	Sell	3/18/15	435,236	431,041	(4,195)
State Street Bank and Trust Co.
	Australian Dollar	Sell	4/15/15	54,720	56,306	1,586
	British Pound	Buy	3/18/15	207,317	207,146	171
	Canadian Dollar	Buy	4/15/15	466,550	480,571	(14,021)
	Euro	Sell	3/18/15	10,185	6,916	(3,269)

Global Energy Fund     19

FORWARD CURRENCY CONTRACTS at 2/28/15 (aggregate face value $11,853,586) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co. cont.
	Japanese Yen	Buy	5/20/15	$500,821	$508,876	$(8,055)
	Norwegian Krone	Buy	3/18/15	222,683	227,074	(4,391)
UBS AG
	British Pound	Buy	3/18/15	341,310	345,807	(4,497)
	Canadian Dollar	Sell	4/15/15	76,507	81,272	4,765
	Euro	Sell	3/18/15	456,090	496,574	40,484
WestPac Banking Corp.
	Canadian Dollar	Buy	4/15/15	93,934	94,921	(987)
Total						$40,787

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Energy	28,188,619	—	—
Industrials	220,848	—	—
Information technology	706,029	—	—
Materials	415,791	—	—
Utilities	297,352	336,569	—
Total common stocks	29,828,639	336,569	—
Short-term investments	$525,629	$492,850	$—
Totals by level	$30,354,268	$829,419	$—

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$40,787	$—
Totals by level	$—	$40,787	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

20     Global Energy Fund

Statement of assets and liabilities 2/28/15 (Unaudited)
ASSETS
Investment in securities, at value, including $471,318 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $30,807,397)	$30,197,987
Affiliated issuers (identified cost $985,700) (Notes 1 and 5)	985,700
Cash	1
Dividends, interest and other receivables	41,333
Receivable for shares of the fund sold	214,238
Receivable for investments sold	785,024
Receivable from Manager (Note 2)	15,742
Unrealized appreciation on forward currency contracts (Note 1)	249,912
Prepaid assets	44,850
Total assets	32,534,787
LIABILITIES
Payable for investments purchased	1,150,945
Payable for shares of the fund repurchased	47,816
Payable for custodian fees (Note 2)	3,970
Payable for investor servicing fees (Note 2)	7,857
Payable for Trustee compensation and expenses (Note 2)	2,837
Payable for administrative services (Note 2)	70
Payable for distribution fees (Note 2)	13,609
Unrealized depreciation on forward currency contracts (Note 1)	209,125
Collateral on securities loaned, at value (Note 1)	492,850
Other accrued expenses	44,978
Total liabilities	1,974,057
Net assets	$30,560,730

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$35,283,301
Undistributed net investment income (Note 1)	86,950
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(4,240,640)
Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(568,881)
Total — Representing net assets applicable to capital shares outstanding	$30,560,730
(Continued on next page)

Global Energy Fund     21

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($16,987,056 divided by 1,644,845 shares)	$10.33
	Offering price per class A share (100/94.25 of $10.33)*	$10.96
	Net asset value and offering price per class B share ($3,041,040 divided by 300,924 shares)**	$10.11
	Net asset value and offering price per class C share ($5,155,922 divided by 509,955 shares)**	$10.11
	Net asset value and redemption price per class M share ($131,685 divided by 12,863 shares)	$10.24
	Offering price per class M share (100/96.50 of $10.24)*	$10.61
	Net asset value, offering price and redemption price per class R share ($2,137,328 divided by 209,127 shares)	$10.22
	Net asset value, offering price and redemption price per class Y share ($3,107,699 divided by 299,285 shares)	$10.38
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

22     Global Energy Fund

Statement of operations Six months ended 2/28/15 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $14,446)	$203,495
Interest (including interest income of $412 from investments in affiliated issuers) (Note 5)	437
Securities lending (Note 1)	893
Total investment income	204,825
EXPENSES
Compensation of Manager (Note 2)	73,618
Investor servicing fees (Note 2)	24,520
Custodian fees (Note 2)	5,796
Trustee compensation and expenses (Note 2)	279
Distribution fees (Note 2)	48,263
Administrative services (Note 2)	333
Auditing and tax fees	22,731
Blue sky expense	38,714
Other	13,662
Fees waived and reimbursed by Manager (Note 2)	(57,632)
Total expenses	170,284
Expense reduction (Note 2)	(988)
Net expenses	169,296
Net investment income	35,529

Net realized loss on investments (Notes 1 and 3)	(3,559,639)
Net realized loss on foreign currency transactions (Note 1)	(123,434)
Net realized loss on written options (Notes 1 and 3)	(342,086)
Net unrealized appreciation of assets and liabilities in foreign currencies during the period	92,536
Net unrealized depreciation of investments during the period	(4,324,103)
Net loss on investments	(8,256,726)
Net decrease in net assets resulting from operations	$(8,221,197)

The accompanying notes are an integral part of these financial statements.

Global Energy Fund     23

	Statement of changes in net assets
	INCREASE IN NET ASSETS	Six months ended 2/28/15*	Year ended 8/31/14
	Operations:
	Net investment income	$35,529	$126,992
	Net realized gain (loss) on investments and foreign currency transactions	(4,025,159)	2,718,281
	Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(4,231,567)	1,661,332
	Net increase (decrease) in net assets resulting from operations	(8,221,197)	4,506,605
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	—	(100,615)
	Class B	—	—
	Class C	—	(838)
	Class M	—	—
	Class R	—	(8,969)
	Class Y	—	(11,853)
	Net realized short-term gain on investments
	Class A	(696,117)	—
	Class B	(118,304)	—
	Class C	(134,376)	—
	Class M	(1,995)	—
	Class R	(101,108)	—
	Class Y	(109,030)	—
	From net realized long-term gain on investments
	Class A	(782,720)	—
	Class B	(133,023)	—
	Class C	(151,094)	—
	Class M	(2,244)	—
	Class R	(113,686)	—
	Class Y	(122,594)	—
	Increase from capital share transactions (Note 4)	13,772,474	1,749,058
	Total increase in net assets	3,084,986	6,133,388
	NET ASSETS
	Beginning of period	27,475,744	21,342,356
	End of period (including undistributed net investment income of $86,950 and $51,421, respectively)	$30,560,730	$27,475,744
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

24     Global Energy Fund

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Global Energy Fund     25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
February 28, 2015**	$16.59	.03	(4.94)	(4.91)	—	(1.35)	(1.35)	—	$10.33	(29.87) *	$16,988	.63*	.22*	87*
August 31, 2014	13.71	.10	2.88	2.98	(.10)	—	(.10)	—	16.59	21.82	16,769	1.31	.69	118
August 31, 2013	12.58	.11	1.11	1.22	(.09)	—	(.09)	—[e]	13.71	9.77	15,152	1.35	.81	79
August 31, 2012	13.10	.11	(.08)	.03	(.13)	(.42)	(.55)	—[e]	12.58	.28	12,227	1.41	.84	63
August 31, 2011	10.96	.08	2.67	2.75	(.16)	(.45)	(.61)	—[e]	13.10	24.94	12,276	1.40	.58	61
August 31, 2010	11.53	.10	(.34)	(.24)	(.14)	(.19)	(.33)	—[e]	10.96	(2.45)	6,891	1.48	.85	57
Class B
February 28, 2015**	$16.33	(.02)	(4.85)	(4.87)	—	(1.35)	(1.35)	—	$10.11	(30.11) *	$3,041	1.00*	(.15) *	87*
August 31, 2014	13.51	(.01)	2.83	2.82	—	—	—	—	16.33	20.87	2,678	2.06	(.09)	118
August 31, 2013	12.40	.01	1.10	1.11	—	—	—	—[e]	13.51	8.95	2,580	2.10	.05	79
August 31, 2012	12.93	.01	(.08)	(.07)	(.04)	(.42)	(.46)	—[e]	12.40	(.49)	2,361	2.16	.09	63
August 31, 2011	10.84	(.02)	2.64	2.62	(.08)	(.45)	(.53)	—[e]	12.93	24.09	2,147	2.15	(.14)	61
August 31, 2010	11.47	.02	(.34)	(.32)	(.12)	(.19)	(.31)	—[e]	10.84	(3.20)	781	2.23	.18	57
Class C
February 28, 2015**	$16.33	(.01)	(4.86)	(4.87)	—	(1.35)	(1.35)	—	$10.11	(30.11) *	$5,156	1.00*	(.12) *	87*
August 31, 2014	13.52	(.02)	2.84	2.82	(.01)	—	(.01)	—	16.33	20.85	2,381	2.06	(.12)	118
August 31, 2013	12.41	.01	1.10	1.11	—[e]	—	—[e]	—[e]	13.52	8.96	1,361	2.10	.07	79
August 31, 2012	12.93	.01	(.07)	(.06)	(.04)	(.42)	(.46)	—[e]	12.41	(.45)	995	2.16	.05	63
August 31, 2011	10.85	(.02)	2.64	2.62	(.09)	(.45)	(.54)	—[e]	12.93	24.02	991	2.15	(.12)	61
August 31, 2010	11.47	.02	(.34)	(.32)	(.11)	(.19)	(.30)	—[e]	10.85	(3.19)	469	2.23	.13	57
Class M
February 28, 2015**	$16.50	.01	(4.92)	(4.91)	—	(1.35)	(1.35)	—	$10.24	(30.04) *	$132	.88*	.12*	87*
August 31, 2014	13.62	.02	2.86	2.88	—	—	—	—	16.50	21.15	79	1.81	.16	118
August 31, 2013	12.46	.02	1.14	1.16	—	—	—	—[e]	13.62	9.31	80	1.85	.15	79
August 31, 2012	12.99	.03	(.07)	(.04)	(.07)	(.42)	(.49)	—[e]	12.46	(.28)	184	1.91	.23	63
August 31, 2011	10.88	.02	2.65	2.67	(.11)	(.45)	(.56)	—[e]	12.99	24.40	379	1.90	.12	61
August 31, 2010	11.49	.05	(.35)	(.30)	(.12)	(.19)	(.31)	—[e]	10.88	(2.96)	173	1.98	.45	57
Class R
February 28, 2015**	$16.45	.01	(4.89)	(4.88)	—	(1.35)	(1.35)	—	$10.22	(29.95) *	$2,137	.76*	.08*	87*
August 31, 2014	13.63	.06	2.85	2.91	(.09)	—	(.09)	—	16.45	21.43	2,440	1.56	.40	118
August 31, 2013	12.51	.06	1.13	1.19	(.07)	—	(.07)	—[e]	13.63	9.55	806	1.60	.49	79
August 31, 2012	13.05	.07	(.07)	—	(.12)	(.42)	(.54)	—[e]	12.51	.06	725	1.66	.57	63
August 31, 2011	10.94	.09	2.62	2.71	(.15)	(.45)	(.60)	—[e]	13.05	24.67	592	1.65	.67	61
August 31, 2010	11.51	.07	(.34)	(.27)	(.11)	(.19)	(.30)	—[e]	10.94	(2.71)	14	1.73	.60	57
Class Y
February 28, 2015**	$16.65	.04	(4.96)	(4.92)	—	(1.35)	(1.35)	—	$10.38	(29.83) *	$3,108	.51*	.34*	87*
August 31, 2014	13.76	.14	2.88	3.02	(.13)	—	(.13)	—	16.65	22.10	3,128	1.06	.90	118
August 31, 2013	12.62	.14	1.13	1.27	(.13)	—	(.13)	—[e]	13.76	10.10	1,362	1.10	1.03	79
August 31, 2012	13.14	.14	(.08)	.06	(.16)	(.42)	(.58)	—[e]	12.62	.52	1,211	1.16	1.07	63
August 31, 2011	10.99	.12	2.66	2.78	(.18)	(.45)	(.63)	—[e]	13.14	25.22	1,230	1.15	.88	61
August 31, 2010	11.55	.14	(.35)	(.21)	(.16)	(.19)	(.35)	—[e]	10.99	(2.19)	373	1.23	1.14	57

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26	Global Energy Fund	Global Energy Fund	27

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
February 28, 2015	0.24%
August 31, 2014	0.41
August 31, 2013	0.23
August 31, 2012	0.28
August 31, 2011	0.39
August 31, 2010	1.14

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

28     Global Energy Fund

Notes to financial statements 2/28/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2014 through February 28, 2015.

Putnam Global Energy Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. For this non-diversified fund concentrating in the energy industries, the fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Potential investments include companies engaged in the exploration, production, development and refinement of conventional and alternative sources of energy. Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible

Global Energy Fund     29

for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains

30     Global Energy Fund

or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk, for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $43,688 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline

Global Energy Fund     31

in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $99,563 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $492,850 and the value of securities loaned amounted to $471,318.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $31,916,380, resulting in gross unrealized appreciation and depreciation of $1,194,478 and $1,927,171, respectively, or net unrealized depreciation of $732,693.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

32     Global Energy Fund

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through December 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $57,632 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution accounts (“retail accounts”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$14,620
Class B	2,369
Class C	2,832
Class M	69
Class R	2,082
Class Y	2,548
Total	$24,520

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances.

Global Energy Fund     33

The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $66 under the expense offset arrangements and by $922 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $13, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$17,801
Class B	11,475
Class C	13,661
Class M	248
Class R	5,078
Total	$48,263

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $15,346 and $0 from the sale of class A and class M shares, respectively, and received $1,466 and $59 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$32,872,051	$20,807,974
U.S. government securities (Long-term)	—	—
Total	$32,872,051	$20,807,974

34     Global Energy Fund

Written option transactions during the reporting period are summarized as follows:

	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$—	$—
Options opened	470,980	190,829
Options exercised	—	—
Options expired	(332,200)	(156,134)
Options closed	(138,780)	(34,695)
Written options outstanding at the end of the reporting period	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/15		Year ended 8/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	741,568	$8,266,159	466,375	$7,241,343
Shares issued in connection with reinvestment of distributions	136,173	1,454,323	5,554	79,474
	877,741	9,720,482	471,929	7,320,817
Shares repurchased	(243,907)	(3,012,858)	(566,036)	(8,657,718)
Net increase (decrease)	633,834	$6,707,624	(94,107)	$(1,336,901)

	Six months ended 2/28/15		Year ended 8/31/14
Class B	Shares	Amount	Shares	Amount
Shares sold	144,356	$1,546,510	37,746	$591,043
Shares issued in connection with reinvestment of distributions	23,253	243,462	—	—
	167,609	1,789,972	37,746	591,043
Shares repurchased	(30,672)	(362,836)	(64,680)	(957,181)
Net increase (decrease)	136,937	$1,427,136	(26,934)	$(366,138)

	Six months ended 2/28/15		Year ended 8/31/14
Class C	Shares	Amount	Shares	Amount
Shares sold	364,746	$3,869,664	63,935	$985,528
Shares issued in connection with reinvestment of distributions	26,942	282,078	59	832
	391,688	4,151,742	63,994	986,360
Shares repurchased	(27,494)	(318,837)	(18,892)	(286,263)
Net increase	364,194	$3,832,905	45,102	$700,097

Global Energy Fund     35

	Six months ended 2/28/15		Year ended 8/31/14
Class M	Shares	Amount	Shares	Amount
Shares sold	10,061	$101,157	205	$3,233
Shares issued in connection with reinvestment of distributions	400	4,239	—	—
	10,461	105,396	205	3,233
Shares repurchased	(2,411)	(27,429)	(1,279)	(18,304)
Net increase (decrease)	8,050	$77,967	(1,074)	$(15,071)

	Six months ended 2/28/15		Year ended 8/31/14
Class R	Shares	Amount	Shares	Amount
Shares sold	95,597	$1,056,885	132,718	$1,982,563
Shares issued in connection with reinvestment of distributions	9,069	95,954	270	3,839
	104,666	1,152,839	132,988	1,986,402
Shares repurchased	(43,876)	(502,937)	(43,825)	(684,701)
Net increase	60,790	$649,902	89,163	$1,301,701

	Six months ended 2/28/15		Year ended 8/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	188,299	$2,147,001	120,590	$1,951,939
Shares issued in connection with reinvestment of distributions	21,504	230,952	826	11,840
	209,803	2,377,953	121,416	1,963,779
Shares repurchased	(98,439)	(1,301,013)	(32,506)	(498,409)
Net increase	111,364	$1,076,940	88,910	$1,465,370

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$767,852	$12,535,374	$12,777,597	$412	$525,629

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the energy sector, which involves more risk than a fund that invests more broadly.

36     Global Energy Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Written equity option contracts (contract amount) (Note 3)	$—*
Forward currency contracts (contract amount)	$15,800,000

*For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$249,912	Payables	$209,125
Total		$249,912		$209,125

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Forward currency contracts	Total
Foreign exchange contracts	$—	$(121,288)	$(121,288)
Equity contracts	3,948	—	3,948
Total	$3,948	$(121,288)	$(117,340)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$91,943	$91,943
Total	$91,943	$91,943

Global Energy Fund     37

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$—	$4,671	$—	$30,015	$13,579	$57,975	$24,649	$72,017	$1,757	$45,249	$—	$249,912
Total Assets	$—	$4,671	$—	$30,015	$13,579	$57,975	$24,649	$72,017	$1,757	$45,249	$—	$249,912
Liabilities:
Forward currency contracts#	12,664	4,522	24,566	29,211	1,755	1,940	58,016	41,231	29,736	4,497	987	209,125
Total Liabilities	$12,664	$4,522	$24,566	$29,211	$1,755	$1,940	$58,016	$41,231	$29,736	$4,497	$987	$209,125
Total Financial and Derivative Net Assets	$(12,664)	$149	$(24,566)	$804	$11,824	$56,035	$(33,367)	$30,786	$(27,979)	$40,752	$(987)	$40,787
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$43,688	$—	$—	$—	$—	$—
Net amount	$(12,664)	$149	$(24,566)	$804	$11,824	$12,347	$(33,367)	$30,786	$(27,979)	$40,752	$(987)

†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

38	Global Energy Fund	Global Energy Fund	39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40     Global Energy Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Global Energy Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA719
293347 4/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 28, 2015